UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2013

TRANS WORLD ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

38 Corporate Circle,
Albany, New York 12203
(Address of principal executive offices)

(518) 452-1242
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.

On August 21, 2013, Trans World Entertainment Corporation (the “Company”), Wells Fargo Bank, National Association (the “Administrative Agent”) and certain other parties to the Amended and Restated Credit Agreement, dated as of April 15, 2010, entered into a Second Amendment to the Credit Agreement pursuant to which the Administrative Agent and the lenders consented to the use of cash on hand to repurchase from the shareholders up to $22,000,000 in value of Capital Stock of the Company. A copy of the Second Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 22, 2013, the Company issued a press release announcing its financial results for its fiscal second quarter ended August 3, 2013. A copy of the Company’s press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. Furthermore, such information, including Exhibit 99.1 attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01. REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.2 is the transcript for the earnings conference call of the Company held on August 22, 2013. The information in this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section. Furthermore, such information, including Exhibit 99.2 attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Certain information contained in this Current Report on Form 8-K, including information in Exhibit 99.2 hereto, is forward-looking information based on current expectations and plans that involve risks and uncertainties. Forward-looking information includes, among other things, statements concerning results of operations and the Company’s strategies. The Company cautions that there are factors that can cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside the control of the Company; accordingly, there can be no assurance that such suggested results will be realized. For a list of the Company’s risk factors, see the Company’s annual filing on Form 10-K with the Securities and Exchange Commission for the year ended February 2, 2013.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS. The following are furnished as Exhibits to this Report:

Exhibit No.	Description

4.1	Second Amendment to Credit Agreement between Trans World Entertainment Corporation and Wells Fargo; National Association dated August 21, 2013

99.1	Trans World Entertainment Corporation Press Release dated August 22, 2013.

99.2	Trans World Entertainment Corporation Transcript for Earnings Call held on August 22, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD ENTERTAINMENT CORPORATION

/s/ John Anderson
Date: August 23, 2013	John Anderson
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Amendment to Credit Agreement between Trans World Entertainment Corporation and Wells Fargo; National Association dated August 21, 2013

99.1	Trans World Entertainment Corporation Press Release dated August 22, 2013.

99.2	Trans World Entertainment Corporation Transcript of Earnings Call held on August 22, 2013.